The World Leader in Serving Science Baird Growth Stock Conference May 12, 2005

The Securities and Exchange Commission encourages companies to disclose forward- looking information so that investors can better understand a company's future prospects and make informed investment decisions. This presentation contains these types of statements, which are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "estimates," "expects," "projects," "intends," "plans," "believes" and words and terms of similar substance used in connection with any discussion of future operating results or financial performance identify forward-looking statements. All forward- looking statements reflect management's present expectations of future events and are subject to a number of important factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The factors listed in the "Risk Factors" section as well as any cautionary language in Fisher Scientific International Inc.'s December 31st, 2004 Annual Report on SEC Form 10-K, provide examples of these risks and uncertainties. Please refer to the supplementary information table on our website at www.fisherscientific.com under "Investor Presentation" for a reconciliation of the adjusted amounts to the generally accepted accounting principles. Safe Harbor and Regulation G Statement

Key Facts Founded: 1902 Revenue (2005F): $5.6 billion (1) Customers: 350,000 Products: 600,000 SKUs 60% proprietary 80% consumable Equity market cap: $7.5 billion (2) Index: S&P 500 Earnings per share (2005F) $3.45 - $3.60 (1) Revenues by Region (1) Guidance as of May 12, 2005. (2) As of May 9, 2005. 25% Return to Shareholders since 1991 IPO(2) U.S 0.73 Europe 0.21 ROW 0.08 U.S. 73% Europe 21% ROW 6%

Investment Highlights World leader in growing markets Opportunities for profitable growth Premier global brand Proven track record Strong earnings and cash flow growth 4

World Leader in Growing Markets Bipharma 5 Safety 12 Clinical 10 Scientific Research 23 U.S. Clinical Lab $10 billion U.S. Lab Safety and Personal Protection $12 billion Global Scientific Research $23 billion Markets Served Global Market: $50 billion Long-Term Growth Rate: 5 - 8% Global Biopharma Production $5 billion

World Leader in Growing Markets Market Drivers Markets Served Global Market: $23 billion* Long-Term Growth Rate: 5 - 8% Growth in R&D spending Increased focus on proteomics Pressure on drug development costs *Sources: Frost & Sullivan, Lab Products Association, and Fisher management estimates. Bipharma 5 Safety 12 Clinical 10 Scientific Research 23 Global Scientific Research

World Leader in Growing Markets Bipharma 5 Safety 12 Clinical 10 Scientific Research 23 Market Drivers Markets Served Global Market: $5 billion* Long-Term Growth Rate: 15 - 25% Growing number of biotech drugs Concern about contamination Global Biopharma Production *Includes: bioreactors, containers, serum and media, process liquids, chromatography and filtration products and other supplies. Sources: Global Industry Analysts (GIA), UBS, and Fisher management estimates.

World Leader in Growing Markets Market Drivers Markets Served U.S. Market: $10 billion* Long-Term Growth Rate: 4 - 5% Aging population Proliferation of patient testing Increased focus on specialized tests *Sources: Freedonia Group and Fisher management estimates. Bipharma 5 Safety 12 Clinical 10 Scientific Research 23 U.S. Clinical Lab

World Leader in Growing Markets Bipharma 5 Safety 12 Clinical 10 Scientific Research 23 U.S. Lab Safety and Personal Protection Market Drivers Markets Served U.S. Market: $12 billion* Long-Term Growth Rate: 4 - 6% Expansion of environmental and safety regulations Growth in homeland security spending Increased focus on bioterrorism protection *Sources: Frost & Sullivan, RK Miller, and Fisher management estimates.

Pharma 0.22 Hospitals 0.14 Reference Labs / Other 0.08 Other 0.29 Government 0.09 Medical Research 0.07 Colleges and Universities 0.11 Fisher Scientific - Revenues by Customer Pharma / Biotech 22% Colleges & Universities 11% Medical Research 7% Other Scientific Research 29% Hospitals 14% Ref. Labs 8% Government 9% Scientific Products & Services 78% HealthCare Products & Services 22%

Broad portfolio of products Extensive suite of services Globally integrated supply chain Powerful sales and marketing network Premier Global Brand Enhanced by acquisition strategy

Broad portfolio of products Unmatched Product Offering Premier Global Brand 12

Extensive suite of services Supply Chain Management Services Cost-optimization programs Lab start-up programs On-site maintenance of equipment Value-added service offerings Pharmaceutical Services Clinical trials support Custom chemical synthesis IVD contract manufacturing 13 Premier Global Brand

Globally integrated supply chain Efficient supply-chain solutions Premier Global Brand Technology-based supply-chain management Global sourcing capabilities Leading e-commerce capabilities

2,700 sales representatives 800 technical specialists Life Science Chemical Diagnostic Instrumentation Powerful sales and marketing network Enabling Discovery Premier Global Brand

Completed 38 acquisitions since 1991 Extended geographic reach Expanded into related markets Enhanced portfolio of proprietary products and services Enhanced by acquisition strategy Strong acquisition track record Premier Global Brand

New product development Expand pharma services Leverage sales and marketing footprint Enhance Revenue Growth Execute Apogent integration plan Maximize operating efficiencies Reduce working capital Opportunities for Profitable Growth Increase Margins and Cash Flow

Execute Apogent integration plan Opportunities for Profitable Growth Increase margins and cash flow Achieve $100 million of synergies Leverage fixed cost structure Execute working capital initiatives Maximize operating efficiencies Reduce working capital

Opportunities for Profitable Growth Cross-selling opportunities Technical specialists New product development Increase revenue growth Analytical product testing Ancillary distribution services Serum free media Disposable bioprocess containers Expand pharma services Leverage sales and marketing footprint

Powerful Channel Position Serving 350,000 customers in 150 countries

* Excluding foreign exchange, organic growth was 3% in Q1 2005. Operating income and EPS exclude restructuring and non-recurring expenses. 2004 2005 East 1003.1 1351.2 ($ in Millions, Except Earnings Per Share) 2004 2005 East 0.6 0.8 2004 2005 East 66 71.2 Sales* EPS Operating Cash Flow Operating Income 2004 2005 East 76.8 172.6 First Quarter Results $1,351.2 $1,003.1

Sales Growth ($ in Billions) 2000 2001 2002 2003 2004 2005F* * Midpoint of guidance as of May 12, 2005, which reflects revenue growth of 20.0 percent to 22.0 percent for 2005. Guidance excludes the impact of foreign exchange. CAGR: 16%

Earnings Per Share Growth Excludes goodwill amortization * Range of guidance as of May 12, 2005. Excludes restructuring and non-recurring expenses. ** Midpoint of guidance range of 13.3 percent to 13.5 percent as of May 12, 2005. Excludes restructuring and non-recurring expenses. 2000 2001 2002 2003 2004 2005F CAGR: 24% 2000 2001 2002 2003 2004 2005F East 0.068 0.073 0.075 0.078 0.101 0.134 Operating margin $3.45 - $3.60* 10.2% 13.4%**

Strong Free Cash Flow Generation 2000 2001 2002 2003 2004 2005F* ($ in millions) * Midpoint of guidance range of $385 - $415 million as of May 12, 2005. Free cash flow is defined as operating cash flow less capital expenditures.

Investment Highlights World leader in growing markets Opportunities for profitable growth Premier global brand Proven track record Strong earnings and cash flow growth 25

The World Leader in Serving Science

(in millions, except per share amounts) Supplementary Financial Information * Operating income for Q1 2004 and Q1 2005 excludes the results of Atos Medical AB which was sold on April 5, 2005.